CNI CHARTER FUNDS

AHA Diversified Equity Fund
AHA Balanced Fund

Supplement dated January 28, 2009 to Prospectuses dated January 28, 2009

This supplements certain information contained in the Prospectuses and should be read in conjunction with the Prospectuses.

Freeman Associates Investment Management, LLC (“Freeman”) currently serves as sub-advisor to a portion of the AHA Diversified Equity Fund and a portion of the AHA Balanced Fund.  Freeman has informed management of CNI Charter Funds (the “Trust”) that it has agreed with Investment Science Corporation to form a new investment management firm, Freeman Investment Management Co., LLC (“FIMC”), which is expected to commence operation in March 2009.  At a meeting held on January 28, 2009, the Board of Trustees of the Trust approved FIMC as the new sub-advisor to the portions of the AHA Diversified Equity Fund and the AHA Balanced Fund managed by Freeman, effective upon the commencement of FIMC’s operations.

The following paragraphs replace the second, third and fourth paragraphs on page 18 of the Class N prospectus and on page 22 of the Institutional Class prospectus until FIMC replaces Freeman as sub-advisor to the AHA Diversified Equity Fund and AHA Balanced Fund:

Freeman Associates Investment Management, LLC (“Freeman”) currently serves as sub-advisor to a portion of the AHA Diversified Equity Fund and to the portion of the AHA Balanced Fund invested in equity securities. Freeman is located at 12255 El Camino Real, Suite 200, San Diego, California 92130, and is a privately held company that is controlled by John D. Freeman. Formerly known as the Investment Research Company, the firm was organized in 1985 and provides investment management services to institutions, retirement plans, and non-profit organizations.

All of Freeman’s strategies are team-managed. The members of the investment team who contribute to the day-to-day management of the AHA Diversified Equity Fund and the AHA Balanced Fund are John D. Freeman (Chairman and CEO), Thomas Anichini (Senior Vice President and Portfolio Manager) and Maninder Hunjan (Senior Vice President - Research and Portfolio Management). The principal portfolio managers for the portions of the AHA Diversified Equity Fund and AHA Balanced Fund managed by Freeman are Messrs. Freeman and Anichini. Mr. Freeman has been with the firm since 1996 and, as Chairman and CEO, he oversees the management of the firm's core equity, alternatives, and hedge fund strategies. Mr. Anichini has been a Senior Vice President and Portfolio Manager with the firm since 2005. Prior to joining Freeman, Mr. Anichini was a portfolio manager with Westpeak Global Advisors where he managed institutional quantitative equity portfolios and contributed to research and client services.

A discussion regarding the basis for the Board of Trustees’ approval of CCM Advisors’ sub-advisory agreements with Freeman is available in the Funds’ Annual Report for the most recent fiscal year ended September 30.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.